                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          UNITED PANAM FINANCIAL CORP.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)   Date Filed:

                          UNITED PANAM FINANCIAL CORP.

                             _______________________


                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

                                       AND

                                 PROXY STATEMENT

                             _______________________




                                           DATE:  Tuesday, June 25, 2002
                                           TIME:  9:30 a.m.
                                           PLACE: United PanAm Financial Corp.
                                                  3990 Westerly Place, Suite 200
                                                  Newport Beach, CA 92660

                                                                    May 15, 2002



Dear Shareholder:

     It is my pleasure to invite you to United PanAm Financial Corp.'s ("UPFC") 2002 Annual Meeting of Shareholders.

     We will hold the meeting on Tuesday, June 25, 2002 at 9:30 a.m., at our corporate headquarters, 3990 Westerly Place, Suite 200, Newport Beach, CA 92660. In addition to the formal items of business, I will review the major developments of 2001 and answer your questions.

     This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about UPFC.

     Your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card promptly. If you receive more than one proxy card because you own shares registered in different names or at different addresses, please be sure to separately complete and return each proxy card. If you attend the meeting and prefer to vote in person, you may do so.

     We look forward to seeing you at the meeting.


                                        Sincerely,


                                        /s/ Guillermo Bron
                                        Guillermo Bron
                                        Chairman of the Board

                          UNITED PANAM FINANCIAL CORP.

                             -----------------------

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

                             -----------------------

                          Date:   Tuesday, June 25, 2002
                          Time:   9:30 a.m.
                          Place:  United PanAm Financial Corp.
                                  3990 Westerly Place, Suite 200
                                  Newport Beach, CA 92660

Dear Shareholders:

     At our 2002 Annual Meeting, we will ask you to:

     .    Elect three (3) directors to serve terms of two years;

     .    Approve an amendment to our 1997 Stock Incentive Plan;

     . Ratify the selection of KPMG LLP as our independent accountants for 2002; and

     . Transact any other business that may properly be presented at the Annual Meeting.

     If you were a shareholder of record at the close of business on April 19, 2002, you may vote at the Annual Meeting.

IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                        By Order of the Board of Directors


                                        /s/ Ray C. Thousand
                                        Ray C. Thousand
                                        President, Chief Operating
                                        Officer and Secretary

Newport Beach, California
Dated: May 15, 2002

                                TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING                                           1
       Why Did You Send Me this Proxy Statement?                                          1
       Who is Entitled to Vote?                                                           1
       What Constitutes a Quorum?                                                         1
       How Many Votes Do I Have?                                                          1
       How Do I Vote By Proxy?                                                            1
       May I Change My Vote After I Return My Proxy?                                      2
       How Do I Vote in Person?                                                           2
       What Vote is Required to Approve Each Proposal?                                    3
         Proposal 1:  Elect Three  Directors to Two Year Term                             3
         Proposal 2:  Approve Amendment to Stock Incentive Plan                           3
         Proposal 3:  Ratify Selection of Independent Public Accountants for 2002         3
         The Effect of Broker Non-Votes                                                   3
         How Are Directors Nominated?                                                     3
       What are the Costs of Soliciting these Proxies?                                    4
       How Do I Obtain an Annual Report on Form 10-K?                                     4

INFORMATION ABOUT UPFC STOCK OWNERSHIP                                                    5
       Which Shareholders Own 5% or More of UPFC's Common Stock?                          5
       How Much of UPFC's Common Stock is Owned by Directors and
           Executive Officers?                                                            6

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS                                        8
       The Board of Directors                                                             8
       The Committees of the Board                                                        8
       Compensation Committee Interlocks and Insider Participation                        9
       Section 16(a) Beneficial Ownership Reporting Compliance by Directors
           and Executive Officers                                                         9
       How We Compensate Directors                                                        9
       Certain Relationships and Related Transactions                                     9
       Board of Directors                                                                11
       Executive Officers and Key Employees                                              13
       How We Compensate Executive Officers                                              14
       Employment Contracts, Termination of Employment and Change of Control
           Arrangements                                                                  16
       Audit Committee Report                                                            17
           Principal Accountant Firm Fees                                                18
       Compensation Committee's Report on Executive Compensation                         19
           The Report                                                                    19
       Performance Graph                                                                 22

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD                                         23
       Proposal 1:  Elect Three Directors to Two Year Terms                              23
       Proposal 2:  Approve Amendment to Stock Incentive Plan                            23
       Proposal 3:  Ratify Selection of Independent Public Accountants for 2002          28

OTHER BUSINESS                                                                           29

INFORMATION ABOUT SHAREHOLDER PROPOSALS                                                  29

                PROXY STATEMENT FOR UNITED PANAM FINANCIAL CORP.
                       2002 ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING


Why Did You Send Me this Proxy Statement?

     We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2002 Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card.

     Along with this Proxy Statement, we are also sending you the United PanAm Financial Corp. ("UPFC") 2001 Annual Report, which includes our financial statements.

Who is Entitled to Vote?

     We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on May 15, 2002 to all shareholders entitled to vote. Shareholders who owned UPFC common stock at the close of business on April 19, 2002 are entitled to vote. On this record date, there were 15,571,400 shares of UPFC common stock outstanding. UPFC common stock is our only class of voting stock. We are also authorized to issue up to 2,000,000 shares of non-voting preferred stock, but have not yet chosen to do so.

What Constitutes a Quorum?

     A majority of our shareholders entitled to vote at the Annual Meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the meeting.

How Many Votes Do I Have?

     Each share of UPFC common stock that you owned at the close of business on April 19, 2002 entitles you to one vote. The proxy card indicates the number of votes that you have.

How Do I Vote By Proxy?

     Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

     If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

     .    "FOR" the election of all three (3) nominees for director (see page
            23);
     .    "FOR" approval of an amendment to our Stock Incentive Plan (see page
            23); and
     .    "FOR" ratification of the selection of KPMG LLP as independent accountants for 2002 (see page 28).

     If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in accordance with their best judgment. At the time this Proxy Statement was mailed, we knew of no matters, which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

     If you hold your shares of UPFC common stock in "street name" (that is, through a broker or other nominee) and you fail to instruct your broker or nominee as to how to vote such shares of common stock, your broker or nominee may, in its discretion, vote your shares "FOR" the election of the nominees for director set forth herein and "FOR" ratification of the appointment of KPMG LLP as our independent public accountants for the year ending December 31, 2002.

May I Change My Vote After I Return My Proxy?

     Yes. If you fill out and return the enclosed proxy card, you may change your vote at any time before the vote is conducted at the Annual Meeting. You may change your vote in any one of three ways:

     . You may send to UPFC's Secretary another completed proxy card with a later date;

     . You may notify UPFC's Secretary in writing before the Annual Meeting that you have revoked your proxy; or

     .    You may attend the Annual Meeting and vote in person.

How Do I Vote in Person?

     If you plan to attend the Annual Meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 19, 2002, the record date for voting. However, your broker or nominee may not vote such shares "FOR" approval of the amendment to our Stock Incentive Plan if you do not instruct your broker or nominee how to vote.

What Vote is Required to Approve Each Proposal?

Proposal 1:                                     The three nominees for director who receive the most votes
Elect Three (3) Directors                       will be elected. So, if you do not vote for a  particular
                                                nominee, or you indicate "WITHHOLD AUTHORITY" to
                                                vote for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee. Our
                                                Articles of Incorporation do not permit cumulative voting.

Proposal 2:                                     The affirmative vote of a majority of the votes cast at the
Approve Amendment to our 1997 Stock             Annual Meeting on this proposal is required to approve the
Incentive                                       amendment to our 1997 Stock Incentive Plan (the "Stock
                                                Incentive Plan"). So, if you "ABSTAIN" from voting, it has the same effect as if you voted "against" this proposal.

Proposal 3:                                     The affirmative vote of a majority of the votes cast at the
Ratify Selection of Independent Public          Annual Meeting on this proposal is required to ratify the
Accountants                                     selection of independent public accountants. So, if you
                                                "ABSTAIN" from voting, it has the same effect as if you
                                                voted "against" this proposal.

The Effect of Broker Non-Votes                  If your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 3 even if it does not receive instructions from you.

                                                If your broker does not vote your shares on Proposal 1, it will have no effect on the outcome of the proposal.

                                                If your broker does not vote your shares on Proposal 3 it
                                                will have the same effect as a vote "against" this proposal.

How Are Directors Nominated?


     Our Board of Directors selects the nominees for election as directors. Nominations for directors may be made by any UPFC shareholder pursuant to
Section 3.16 of our bylaws, which states as follows:

     "Nominations for directors may be made by any stockholder of the Corporation entitled to vote for the election of directors at that meeting pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or received at the principal executive offices of the Corporation not less than twenty (20) days prior to the meeting; provided, however, that in the event that less than thirty
(30) days' notice of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed. Such stockholder's notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director: (a) the name, age, business address and residence address of such person; (b) the principal occupation or employment of such person; and (c) such person's written consent to serving as a director, if elected; and (ii) as to the stockholder giving the notice: (a) the name and address of such stockholder; and (b) the class and number of shares of the Corporation which are owned of record by such stockholder. At the request of the Board of Directs any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation the information required to be set forth in a stockholders' notice of nomination which pertains to the nominee together with the required written consents. Ballots bearing the names of all persons nominated by the nominating committee and by stockholders shall be provided for use at the annual meeting. If the nominating committee shall fail or refuse to act at least twenty (20) days prior to the annual meeting, nominations for directors may be made at the annual meeting by any stockholder entitled to vote and shall be voted upon."

What are the Costs of Soliciting these Proxies?

     We will pay all the costs of soliciting these proxies. In addition to mailing proxy-soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communication for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable expenses. In addition, we may pay for and use the services of individuals or companies specializing in the solicitation of proxies in connection with the solicitation of proxies, if the Board of Directors determines this is advisable.

How Do I Obtain an Annual Report on Form 10-K?

     If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 2001 that we filed with the Securities and Exchange Commission, we will send you one without charge. Please write to:

                  United PanAm Financial Corp.
                  3990 Westerly Place, Suite 200
                  Newport Beach, California 92660
                  Attention: Sherry Landy, Assistant Secretary

                     INFORMATION ABOUT UPFC STOCK OWNERSHIP

Which Shareholders Own 5% or More of UPFC's Common Stock?

     The following table shows, as of December 31, 2001 all persons or entities we know to be "beneficial owners"/(1)/ of more than five percent (5%) of our common stock. This information is based on Schedule 13G reports filed with the Securities and Exchange Commission ("SEC") by each of the entities listed in the table below. If you wish, you may obtain these reports from the SEC.

                                                                             Common Stock
                                                                        Beneficially Owned (1)
                                                                  ----------------------------------
                                                                      Number of         Percent of
Name and Address of Beneficial Owners                                 Shares(2)            Class
-------------------------------------                             ----------------    --------------
Guillermo Bron (3)                                                     10,715,500            68.8%
1901 Avenue of the Stars, Suite 400
Los Angeles, California 90067

BVG West Corp. (4)                                                     10,050,000            64.5%
1901 Avenue of the Stars, Suite 400
Los Angeles, California 90067

Pan American Financial, L.P. (5)                                        8,681,250            55.8%
1901 Avenue of the Stars, Suite 400
Los Angeles, California 90067


----------
(1) "Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if they own it in the usual sense, but also if they have the power to vote, sell or otherwise dispose of the share. Beneficial ownership also includes that number of shares which a person has the right to acquire within 60 days of April 19, 2002.

(2) Except as otherwise noted below, each entity has sole voting and investment power over the shares of common stock shown as beneficially owned subject to community property laws where applicable.

(3) Mr. Bron is the record owner of 205,500 of such shares and has the right to acquire within 60 days of April 19, 2002, 460,000 shares upon exercise of stock options granted pursuant to the Stock Incentive Plan. Mr. Bron also beneficially owns 10,050,000 shares through his ownership of 100% of the outstanding voting securities of BVG West Corp. and his position as President and director of BVG West Corp. See Footnotes 4 and 5 below.

(4) BVG West Corp. is the record owner of 1,368,750 such shares. BVG West Corp. also beneficially owns 8,681,250 of such shares in its capacity as the sole general partner of Pan American Financial, L.P. ("PAFLP").

(5) Mr. Bron and members of his family hold 58.9% of the Class A Limited Partnership Units and 52.2% of the Class B Limited Partnership Units of PAFLP, which entitle the holders to receive 5,005,375 shares of the common stock held by PAFLP.

How Much of UPFC's Common Stock is Owned by Directors and Executive Officers?

     The following table shows, as of April 19, 2002, beneficial ownership of UPFC common stock by each of our directors, and executive officers, and for our directors and executive officers as a group.

                                                                           Common Stock Owned (1)
                                                          ----------------------------------------------
                                                                      Number of           Percentage of
                  Name of Beneficial Owner                             Shares               Class (2)
-------------------------------------------------------   ----------------------------------------------
Guillermo Bron                                                    10,715,500/(3)/            66.84%
Lawrence J. Grill                                                    634,500/(4)/             4.06%
Ray C. Thousand                                                    1,032,250/(5)/             6.23%
Garland Koch                                                         146,005/(6)/               *
Ron R. Duncanson                                                      68,750/(7)/               *
John T. French                                                       211,250/(8)/             1.34%
Mitchell G. Lynn                                                     152,828/(9)/               *
Luis Maizel                                                           85,850/(10)/              *
Mario Radrigan                                                       291,400/(11)/            1.84%
John Warren                                                          299,206/(11)/            1.89%
All directors and executive officers as a group (10 persons)      13,637,539/(12)/           75.47%

-------------

*    Less than one percent.

(1) Includes shares issuable upon the exercise of stock options, which a person has the right to acquire within 60 days after April 19, 2002. Except as otherwise noted below, each person has sole voting and investment power over the shares of common stock as beneficially owned subject to community property laws where applicable.

(2) Shares of common stock issuable upon exercise of stock options exercisable within 60 days after April 19, 2002 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person.

(3) Includes (i) 1,368,750 shares owned of record by BVG West Corp., a corporation owned by Mr. Bron, (ii) 8,681,250 shares by PAFLP the sole general partner of which is BVG West Corp., and (iii) 460,000 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 19, 2002. Excludes options to purchase 750,000 shares of the UPFC common stock at an average price of $15.33 per share granted to Mr. Bron subject to the approval of the amendment of the Stock Incentive Plan by the UPFC shareholders.

(4) Includes 60,000 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 19, 2002. . Mr. Grill holds 10.2% of the Class B Limited Partnership Units of PAFLP, which entitle Mr. Grill to receive 168,465 shares of common stock, held by PAFLP. Mr. Grill disclaims beneficial ownership of the shares of common stock held by PAFLP.

(5) Includes 1,004,250 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 19, 2002. Excludes options to purchase 900,000 shares of UPFC common stock at a price of $10.00 per share granted to Mr. Thousand subject to the approval of the amendment to the Stock Incentive Plan by the UPFC shareholders.

(6) Includes 45,405 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 19, 2002.

(7) Includes 58,750 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 19, 2002. Excludes 4,300 shares held by Mr. Duncanson's children, as to which he disclaims beneficial ownership.

(8) Consists of shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 19, 2002. Mr. French holds 12.4% of the Class B Limited Partnership Units of PAFLP, which entitle Mr. French to receive 204,890 shares of the common stock, held by PAFLP. Mr. French disclaims beneficial ownership of the shares of common stock held by PAFLP.

(9) Includes 10,000 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 19, 2002. Excludes 30,800 shares held by Mr. Lynn's children and wife, and 26,000 shares held by CRI Retirement Plan as to which shares Mr. Lynn disclaims beneficial ownership.

(10) Includes 70,000 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 19, 2002. Excludes 2,000 shares held by LM Capital Management Pension Plan, as to which shares Mr. Maizel disclaims beneficial ownership. Mr. Maizel holds 1.1% of the Class A Limited Partnership Units and 1.8% of the Class B Limited Partnership Units of PAFLP, which entitle Mr. Maizel to receive 106,239 shares of common stock held by PAFLP. Mr. Maizel disclaims beneficial ownership of the shares of common stock held by PAFLP.

(11) Includes 289,400 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 19, 2002.

(12) Includes 2,498,455 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 19, 2002.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors

     The Board of Directors oversees our business and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chairman and Chief Executive Officer, other key executives and our principal external advisers (legal counsel, outside auditors, investment bankers and other consultants), by reading reports and other materials that we send them and by participating in Board and committee meetings. Our Bylaws currently fix the exact number of directors at six(6).

     Biographical information about the directors is provided on pages 11 through 13. The Board met eleven (11) times during 2001. Each incumbent director attended at least 75% of the total number of Board meetings plus meetings of the standing committees on which that particular director served except Mr. French who attended 8 of the meetings and Mr. Maizel who attended 7 of the meetings.

The Committees of the Board

     The Board may delegate portions of its responsibilities to committees of its members. These "standing committees" of the Board meet at regular intervals to attend to their particular areas of responsibility. Our Board has two standing committees: an Audit Committee and a Compensation Committee.

     The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee directs our external auditors to insure that they satisfy the legal and technical requirements necessary for the protection of our shareholders, employees and directors. The Audit Committee annually recommends a firm of public accountants to serve as external auditors to the Board. It also makes certain that the external auditors have the independence necessary to freely examine all of our books and records. The Audit Committee held four meetings during 2001. Mr. Duncanson chairs the Audit Committee and Messrs. Maizel and Lynn are also members. Each Audit Committee member is "independent" as defined by the National Association of Securities Dealers' listing standards.

     Our Compensation Committee reviews and recommends to the Board of Directors the salaries, bonuses and perquisites of our executive officers, determines the individuals to whom, and the terms upon which, awards under our Stock Incentive Plan, management incentive plans and 401(k) plan are granted, makes periodic reports to the Board of Directors as to the status of such plans and reviews and recommends to the Board of Directors additional compensation plans. The Compensation Committee held five meetings during 2001. Mr. Maizel chairs the Compensation Committee and Messrs. Lynn and Duncanson are also members.

Compensation Committee Interlocks and Insider Participation

     All decisions involving executive officer compensation are made by our Compensation Committee, consisting of Messrs. Maizel, Lynn, and Duncanson. None of the members of the Compensation Committee is or has been an officer or employee of UPFC or any of its subsidiaries. None of our executive officers currently serves as a director or member of the compensation committee of another entity or of any other committee of the board of directors of another entity performing similar functions.

Section 16(a) Beneficial Ownership Reporting Compliance by Directors and Executive Officers

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers to file reports with the Securities and Exchange Commission and The Nasdaq Stock Market on changes in their beneficial ownership of UPFC common stock, and to provide us with copies of the reports.

     Based on our review of these reports, or of certifications provided to us that no report was required to be filed, we believe that all of our directors and executive officers complied with all Section 16(a) filing requirements applicable to them.

How We Compensate Directors

     During 2001, we paid each director who was not employed by us $500 for each meeting of the Board of Directors attended and $500 for each meeting of a committee of the Board of Directors attended (other than a telephonic meeting). In addition, each Committee Chairperson received a $2,000 quarterly fee. We reimburse directors for all reasonable and documented expenses incurred as a director. Directors who were also employees during 2001 including Messrs. Bron, Grill and Thousand, were not compensated for their services as directors.

     In addition, directors are eligible to participate in our Stock Incentive Plan and all directors have been granted options in accordance with such plan. All stock options granted to non-employee directors vest annually, subject to continued service on the Board of Directors. Directors are also entitled to the protection of certain indemnification provisions in our Articles of Incorporation and Bylaws.

Certain Relationships and Related Transactions

     UPFC, through its wholly owned subsidiary, Pan American Bank, FSB (the "Bank"), has had and expects in the future to have deposit transactions in the ordinary course of business with our directors and officers or associates of our directors and officers. We may also have banking transactions with corporations or other entities of which our directors or officers may own a controlling interest, or also serve as directors or officers. Such transactions have taken place and will take place on substantially the same terms, including interest, as those prevailing for comparable transactions with others. In accordance with current policies adopted by the Board of Directors, the Bank does not make loans to directors, officers or employees.

     Previously, on October 15, 1997, we loaned $225,000 to Lawrence J. Grill to finance his exercise of an option to purchase 281,250 shares of common stock. On March 12, 1999, we loaned $75,000 to Mr. Grill to finance his exercise of an option to purchase 93,750 shares of common stock. On January 1, 2001, these loans and the related loan and stock pledge agreements were amended to consolidate them into one loan amount of $300,000 collateralized by 375,000 shares of UPFC's common stock purchased by Mr. Grill. The new loan bears interest at an annual rate of 5.8% and is due and payable on December 31, 2002.

Board of Directors

     Set forth below are the names and biographies of UPFC's board of directors.

      Name and Age                Principal Occupation and Business Experience
--------------------------      ------------------------------------------------
Class I Directors
-----------------
(directors to be elected
at the 2002 Annual
Meeting)

Ron R. Duncanson                Mr. Duncanson has served as a director of the
(41)                            Bank since 1994 and as a director of UPFC since
                                May 1999. Mr. Duncanson also serves as Chairman of our Audit Committee. Mr. Duncanson is a management consultant to Vintaco, Inc., where he oversees startup businesses Mr. Duncanson's other responsibilities include the general oversight of an active mid-size commercial real estate portfolio. Prior to joining Vintaco in 1992, Mr. Duncanson served six (6) years with the Treasury Department, Office of Thrift
                                Supervision, where he was a senior analyst in mergers and acquisitions. Mr. Duncanson was an auditor for Wells Fargo Bank from 1984 to 1986.

Lawrence J. Grill               Mr. Grill has served as a director of the Bank
(65)                            and UPFC since April 1994 and served as
                                President, Chief Executive Officer and Secretary of UPFC and the Bank from April 1994 to December
                                2000. From 1984 through 1994, Mr. Grill was
                                President of Lawrence J. Grill & Associates, a consulting firm specializing in business strategy and operations improvement for financial institutions. He has also served as a director, officer and consultant to various thrifts and banks. Previously, Mr. Grill held senior executive positions with Kaufman and Broad, Wickes Companies and AM International and practiced corporate law in California and Illinois. Mr. Grill is a CPA in Illinois and is licensed to practice law in California and Illinois.

Mitchell G. Lynn                Mr. Lynn has served as a director of the Bank
(53)                            and UPFC since April 2001. Mr. Lynn has served
                                as President of Combined Resources
                                International, a company that manufactures products in Mexico for sale to retailers in the United States, since 1995. From 1979 to 1994,
                                Mr. Lynn held various executive level positions with the Price Company and Price/Costco. Mr.
                                Lynn is currently a director of Bodega Latina, a warehouse grocery retailer focusing on the Hispanic market in Southern California

Class II Directors
------------------
(directors whose terms
continue until 2003)

Guillermo Bron                  Mr. Bron has served as Chief Executive Officer
(50)                            of UPFC since January 2001 and Chairman of the
                                Board and a director of UPFC and the Bank since
                                April 1994. Mr. Bron is President of BVG West
                                Corp., the sole general partner of Pan American
                                Financial, L.P. Mr. Bron founded UPFC and organized a Hispanic investor group that acquired certain assets and assumed certain liabilities of the Bank's predecessor from the RTC in April 1994. Since July 1994, Mr. Bron has been an officer, director and principal stockholder of a general partner of Bastion
                                Capital Fund, L.P., a private equity investment fund. Previously, Mr. Bron was a Managing
                                Director of Corporate Finance and Mergers and
                                Acquisitions at Drexel Burnham Lambert. Mr. Bron is a director of Telemundo Holdings, Inc.

Luis Maizel                     Mr. Maizel has served as a director of UPFC
(51)                            since October 1997. Mr. Maizel also serves as
                                Chairman of our Compensation Committee. Mr.
                                Maizel has been President of LM Capital
                                Management since 1989 and LM Advisors Inc. since
                                1984. Both such companies are pension funds management and financial consulting firms of which he is the principal stockholder. From 1980 to 1984, he was President of Industrias Kuick, S.A. and Blount Agroindustras, S.A., manufacturers of agribusiness equipment.

Ray C. Thousand                 Mr. Thousand has served as a Director of UPFC
(44)                            since September 2000 and as President, Chief
                                Operating Officer and Secretary of UPFC and
                                President and CEO of PAB since January 1, 2001.
                                Mr. Thousand has served as President, Chief
                                Executive Officer and a director of UACC since
                                February 1996. Previously, Mr. Thousand held positions in consumer and commercial lending with Norwest Financial (from 1979 to 1985), and executive positions with Bank of
                                America/Security Pacific Credit (from 1985 to
                                1993), TransAmerica Business Credit (1994) and
                                Fidelity Funding Financial Group (from 1994 to
                                1995) with emphasis on lending to consumer finance companies engaged in indirect automobile lending.

Executive Officers

     Set forth below are the names and biographies of UPFC's executive officers, except for Mr. Bron, our Chairman of the Board and Chief Executive Officer, and Mr. Thousand, our President, Chief Operating Officer and Secretary, whose biographies are included at page 12 under "Board of Directors".

       Name and Age               Principal Occupation and Business Experience
------------------------        ------------------------------------------------
Executive Officers
------------------

Garland Koch                    Mr. Koch has served as Senior Vice President and
(50)                            Vice President and Chief Financial Officer of
                                UPFC and PAB since July 2001 and as Vice
                                President and Chief Financial Officer of UACC since October 2000. From December 1994 to
                                October 2000, he served as Senior Vice President and Chief Financial Officer at First Citizens
                                National Bank and as Vice President and Chief
                                Financial Officer of First Citizens Financial
                                Corporation, both located in Mason City, Iowa.
                                From March 1987 to December 1994, he served as
                                Senior Vice President and Chief Financial
                                Officer of First National Bank in Clarion, Iowa.
                                Mr. Koch is a certified public accountant.

Mario Radrigan                  Mr. Radrigan has served as Senior Vice President
(41)                            and Vice President of Marketing for UACC since
                                February 1996 and Senior Vice President of PAB since July 2001. From September 1993 to February
                                1996, he served as Finance Director of Webb
                                Automotive Group. He served as Finance Director of Peyton Cramer Automotive Group from June 1988 to September 1993, as Senior Credit Analyst for
                                Toyota Motor Credit Corporation from February
                                1986 to June 1988 and as Account Representative for General Motors Acceptance Corporation from
                                August 1981 to February 1986.

John J. Warren                  Mr. Warren has served as Senior Vice President
(49)                            and Vice President of Operations for UACC since
                                February 1996 and Senior Vice President of PAB since July 2001. From November 1990 to February
                                1996, he served as Director of Operations for Mitsubishi Motor Credit Corporation. He served as Director of Operations-Western States for Security Pacific Auto Finance from September
                                1987 to November 1990 and as Operations Manager for Toyota Motor Credit Corporation from August
                                1984 to September 1987. Mr. Warren was also with
                                General Motors Acceptance Corporation in various supervisory and management positions form
                                1974-1984.

How We Compensate Executive Officers

     The following table summarizes information about compensation paid to or earned by our executive officers during 2001, 2000, and 1999.

                                                                                     Long-Term Compensation
                                                                             -------------------------------------
                                                Annual Compensation                     Awards             Payouts
                                         --------------------------------    -------------------------------------
                                                                                             Securities
                                                             Other Annual                    Underlying               All Other
                                          Salary    Bonus    Compensation     Restricted      Options/       LTIP   Compensation
 Name and Principal Position      Year     ($)        ($)         ($)        Stock Awards       SARs       Payouts       ($)
-----------------------------     ----   -------   -------   ------------    ------------    ----------    -------  ------------
Guillermo Bron                    2001   150,000        --      6,000(1)              --          --           --            --
   Chairman of the Board and      2000   150,000        --     13,000(1)              --          --           --            --
   Chief Executive Officer        1999   150,000    67,500     13,000(1)              --     400,000(2)        --            --

Ray C. Thousand                   2001   202,577   175,175      2,400(1)              --   1,225,250(3)        --            --
   President and Chief, Chief     2000   175,417   170,000      2,400(1)              --          --           --            --
   Operating Officer and          1999   170,417   137,500      2,400(1)              --          --           --            --
   Executive Officer of United
   Auto Credit Corporation

Garland W. Koch                   2001   125,000   13,750      21,109(1)              --     125,680(5)        --            --
   Senior Vice President,         2000    28,125       --          --                 --          --           --            --
   Treasurer and Chief            1999        --       --          --                 --          --           --            --
   Financial Officer

Mario Radrigan                    2001   125,000   62,500       2,400(4)              --     433,400(6)        --            --
   Vice President of UACC         2000   125,000   62,500       2,400(4)              --          --           --            --
                                  1999   125,000   62,500       2,400(4)              --          --                         --
                                                                                                               --
John J. Warren                    2000   125,000   62,500       2,400(4)              --     433,400(6)        --            --
   Vice President of UACC         1999   125,000   62,500       2,400(4)              --          --           --            --
                                  1998   125,000   62,500       2,400(4)              --          --           --

___________________
(1)  Consists primarily of an automobile allowance.
(2) Consists of shares issuable pursuant to options granted under the Stock Incentive Plan.
(3) Consists of 950,250 shares issuable pursuant to options granted as part of the conversion of options of the United Auto Credit Corporation Stock Plan to options under the Stock Incentive Plan and 270,000 shares issuable pursuant to options granted under the Stock Incentive Plan.
(4)  Consists of reimbursement for relocation expense.
(5) Consists of 50,680 shares issuable pursuant to options granted as part of the conversion of options of the United Auto Credit Corporation Stock Plan to options under the Stock Incentive Plan and 75,000 shares issuable pursuant to options granted under the Stock Incentive Plan.
(6) Consists of 253,400 shares issuable pursuant to options granted as part of the conversion of options of the United Auto Credit Corporation Stock Plan to options under the Stock Incentive Plan and 180,000 shares issuable pursuant to options granted under the Stock Incentive Plan.

     The following table sets forth information concerning stock options granted during 2001 to the executive officers.

                              Option Grants in 2001

                                Individual Grants

---------------------------------------------------------------------------------------------------------------------
                                                                                           Potential Realizable
                                                                                             Value at Assumed
                                                                                          Annual Rates of Stock
                                                                                          Price Application for
                                                                                             Option Term (1)
                                                                                     --------------------------------

                                         Percent of Total
                       Shares of Common  Options Granted        Exercise
        Name           Stock Underlying  to Employees in       Price per   Expiration
                       Options Granted     Fiscal Year            Year        Date             5% ($)        10% ($)
                       ---------------     -----------            ----        ----             ------        -------
   Guillermo Bron            ---                ---               ---             ---               ---           ---
    Ray Thousand         270,000 (2)           9.31%             4.39 (3)    03/31/11           871,558     1,979,626
                         380,100 (4)          13.11%             0.24        03/25/08         2,435,282     3,248,976
                         190,050 (4)           6.56%             0.86        03/25/08         1,100,190     1,507,037
                         190,050 (4)           6.56%             1.04        03/25/08         1,066,551     1,473,398
                         190,050 (4)           6.56%             1.78        03/25/08           924,964     1,331,811
   Mario Radrigan        180,000 (2)           6.21%            10.00 (3)    03/31/11                --       309,951
                         101,360 (4)           3.50%             0.24        03/25/08           649,409       866,394
                          50,680 (4)           1.75%             0.86        03/25/08           293,384       401,877
                          50,680 (4)           1.75%             1.04        03/25/08           284,414       392,906
                          50,680 (4)           1.75%             1.78        03/25/08           246,657       355,150
    John Warren          180,000 (2)           6.21%            10.00 (3)    03/31/11                --       309,951
                         101,360 (4)           3.50%             0.24        03/25/08           649,409       866,394
                          50,680 (4)           1.75%             0.86        03/25/08           293,384       401,877
                          50,680 (4)           1.75%             1.04        03/25/08           284,414       392,906
                          50,680 (4)           1.75%             1.78        03/25/08           246,657       355,150
    Garland Koch          75,000 (2)           2.59%            10.00 (3)    03/31/11                --       129,146
                          10,136 (4)           0.35%             1.78        10/24/10            57,534        95,900
                          10,136 (4)           0.35%             2.19        10/24/10            53,398        91,765
                          10,136 (4)           0.35%             2.58        10/24/10            49,466        87,832
                          10,136 (4)           0.35%             2.96        10/24/10            45,614        83,980
                          10,136 (4)           0.35%             3.35        10/24/10            41,620        79,987

(1) The Potential Realizable Value is the product of (a) the difference between (i) the product of the market price per share at the date of grant and the sum of (A) 1 plus (B) the assumed rate of appreciation of the common stock compounded annually over the term of the option and (ii) the per share exercise price of the option and (b) the number of shares of common stock underlying the option at December 31, 2001. These amounts represent certain assumed rates of appreciate only. Actual gains, if any, on stock option exercises are dependent on a variety of factors, including market conditions and the price performance of the common stock. There can be no assurance that the rate of appreciation presented in this table can be achieved.
(2) The options vest in five equal annual installments commencing on March 31, 2002.

 (3) UPFC believes that the exercise price is equal to or greater than the fair market value of the common stock on the date of grant based on the closing sale price of the common stock as reported on the NASDAQ National Market on the respective dates of grant.

 (4) Consists of shares issuable pursuant to options granted as part of the conversion of options of the United Auto Credit Corporation Stock Plan to Options under the Stock Incentive Plan

     The following table sets forth specific information concerning exercises of options to purchase UPFC common stock in 2001, and unexercised options held as of December 31, 2001, by the executive officers.

   Aggregated Option Exercises in Fiscal Year 2001 and Fiscal Year-End Option
                                     Values

                                                                   Number of Shares of
                                                                 Common Stock Underlying        Value of Unexercised
                                                                  Unexercised Options at       In-the-Money Options at
                                                                         Year-End                    Year-End (1)
                                                              ----------------------------  ----------------------------
                               Shares
                             Acquired on    Value Realized
           Name              Exercise (#)      ($) (2)        Exercisable   Unexercisable   Exercisable   Unexercisable
-------------------------  --------------- ----------------   ------------ --------------- ------------- ---------------
Guillermo Bron                   --               --            460,000              --        550,000              --
Ray C. Thousand                  --               --            950,250         270,000      3,818,105         124,200
Garland Koch                     --               --             20,272         105,408         58,079          57,370
Mario Radrigan                   --               --            253,400         180,000      1,018,161              --
John J. Warren                   --               --            253,400         180,000      1,018,161              --

--------------

(1) The value of unexercised "in-the-money" options is the difference between the closing market price ($4.85 per share) of common stock on December 31, 2001 as reported on the Nasdaq National Market and the exercise price of the option, multiplied by the number of shares subject to the option. No value was reported for options granted with an exercise price in excess of the December 31, 2001 closing market price.

(2) The value realized is the difference between the fair market value of the underlying stock at the time of exercise and the exercise price.

Employment Contracts, Termination of Employment and Change of Control
Arrangements

     We have entered into employment agreements with Messrs. Bron, and Thousand. All other executive officers are employed on an "at will" basis.

     We have entered into an employment agreement dated March 15, 2002 with Guillermo Bron under which Mr. Bron is employed as the Chairman of the Board and Chief Executive Officer of UPFC and Chairman of the Board of the Bank for three years. Under this agreement Mr. Bron is entitled to receive:

     . An annual salary of $150,000 for 2002, with each year thereafter subject to review by the Board of Directors.

     .    An annual bonus subject to the discretion of the Board of Directors

     .    An automobile allowance of $200 per month

In addition, Mr. Bron is entitled to receive options to purchase 250,000 shares of UPFC at an exercise price of $11.00 per share, 250,000 shares at an exercise price of $15.00 per share, and 250,000 shares at our exercise price of $20.00 per share, all which expire on March 31, 2010 upon the condition of the amendment to the stock option plan being approved by the shareholders at the annual meeting.

     We have entered into an employment agreement with Ray C. Thousand under which Mr. Thousand will be employed as President and Chief Operating Officer of UPFC and President and Chief Executive Officer of the Bank and UACC for the three years through December 8, 2003. Under this agreement, Mr. Thousand is entitled to:

     . an annual base salary of $200,000 in 2001, $220,000 in 2002 and $240,000 in 2003,

     . an annual cash bonus of up to 100% of his base salary based upon the satisfaction of specified performance goals relating to loan volume, pre-tax profit, delinquencies and charge-offs, and

     .    a monthly automobile allowance of $200.

                             Audit Committee Report

     The following Report of the Audit Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference and shall not otherwise be deemed filed under such acts.

     The Audit Committee of UPFC's Board of Directors (the "Committee") operates under a written charter adopted by the Board of Directors.

     The Committee met and held discussions with management and the independent accountants regarding current audit activities and the plans and results of selected internal audits. Management has the primary responsibility for UPFC's systems of internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of UPFC's consolidated financial statements in accordance with generally accepted accounting standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes. The Committee also provides guidance in matters regarding ethical considerations and business conduct and monitors compliance with laws and regulations.

     The Committee recommended to the Board of Directors the appointment of UPFC's independent accountants, subject to shareholder ratification. UPFC's independent accountants also provided to the Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with the independent accountants that firm's independence.

     Management represented to the Committee that UPFC's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees). Based on these discussions and reviews, the Committee recommended that the Board of Directors include the audited consolidated financial statements in UPFC's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

     Management is responsible for UPFC's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. UPFC's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of UPFC and we may not be, and we may not represent ourselves to be or to serve as accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United Sates of America and on the representations of the independent audits included in their report on UPFC's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the UPFC's financial statements are presented in accordance with generally accepted accounting principles, that the audit of UPFC's financial statements has been carried out in accordance with generally accepted auditing standards or that UPFC's independent accountants are in fact "independent".

     The Audit Committee has determined that the provision of the non-audit services described in "Financial Information Systems Design and Implementation Fees" and "All Other Fees" below is compatible with maintaining KPMG LLP's independence.

                                            AUDIT COMMITTEE
                                            Ron R Duncanson, Chairman
                                            Luis Maizel
                                            Mitchell G. Lynn

Principal Accountant Firm Fees

     Audit Fees. The aggregate fees billed by UPFC's accounting firm, KPMG LLP, for professional services rendered for the audit of our annual financial statements for the year ending December 31, 2001 and the review of the financial statements included in our Forms 10-Q for that year were $ 116,600.

     Financial Information Systems Design and Implementation Fees. There were no fees billed by KPMG LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

     All Other Fees. The aggregate fees billed for services rendered by KPMG LLP for 2001, other than the services described above, were $106,495.

            Compensation Committee's Report on Executive Compensation

     The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

     Set forth below is a report of our Compensation Committee addressing the compensation policies for 2001 applicable to our executive officers.

The Report

     The Compensation Committee establishes our overall compensation and employee benefits and approves specific compensation levels for executive officers. It is a goal of the Compensation Committee to implement executive officer compensation programs that further our business objectives and that attract, retain and motivate the highest qualified executive officers. Currently, the members of the Compensation Committee are Luis Maizel, Mitchell
G. Lynn, and Ron Duncanson. Each member of the Compensation Committee is a non-employee director.

     Our executive compensation policies and specific executive compensation programs are adopted and administered in accordance with the principal goal of maximizing return on shareholders' equity. The Compensation Committee believes that this performance goal and the long-term interests of our shareholders are generally best achieved by attracting and retaining management of high quality, and that such management will require commensurate compensation. The Compensation Committee believes that our executive officer compensation policies are consistent with this policy.

     In addition, the Compensation Committee believes that while our compensation programs should reflect the philosophy that executive compensation levels be linked to UPFC's performance, such compensation programs should also be competitive and consistent with those provided to others holding positions of similar responsibility in the banking and financial services industry. Our compensation plans are designed to assist us in attracting and retaining qualified employees critical to our long-term success, while enhancing employees' incentives to perform to their fullest abilities, to increase profitability and to maximize shareholder value.

     Certain of our executive officers, including the Chief Executive Officer, have written employment agreements with us (See "Employment Contracts, Termination of Employment and Change of Control Arrangements" on pages 16 through 18, above). The Compensation Committee determines the levels of compensation that we grant in such employment agreements, and the levels of compensation that we grant to other executive officers from time to time, based on factors that it deems appropriate.

     Annual compensation levels for executive officers and compensation levels to be implemented from time to time in written employment agreements with executive officers are determined by the Compensation Committee based primarily on its review and analysis of the following factors: the responsibilities of the position, the performance of the individual and his or her general experience and qualifications, our overall financial performance (including return on equity, levels of general and administrative expense and budget variances) for the previous year and the contributions to such performance measures by the individual or his or her department, the officer's total compensation during the previous year, compensation levels paid by comparable companies in similar industries, the officer's length of service with us, and the officer's effectiveness in dealing with external and internal audiences. The Compensation Committee believes that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries.

     The base salary of our Chief Executive Officer was determined primarily on the terms of his employment agreement effective as of October 1, 1997. The agreement set Mr. Bron's base salary at $150,000, and provides for a discretionary annual bonus of up to 100% of his base salary based upon the satisfaction of certain performance goals. These criteria included results in meeting our strategic business plan and leadership abilities. Based on the foregoing, in 2001 Mr. Bron received a base salary of $150,000. A discretionary bonus was not paid or accrued for 2001.

     While the Compensation Committee establishes salary and bonus levels based on the above described criteria, the Compensation Committee also believes that encouraging equity ownership by executive officers further aligns the interests of the officers with the performance objectives of our shareholders and enhances our ability to attract and retain highly qualified personnel on a basis competitive with industry practices. Stock options granted by UPFC pursuant to the Stock Incentive Plan help achieve this objective, and provide additional compensation to the officers to the extent that the price of the common stock increases over fair market value on the date of grant. Stock options have been granted to the executive officers and to other officers or key employees of UPFC. Through the Stock Incentive Plan, there will be an additional direct relationship between our performance and benefits to plan participants.

     Eligible employees are also able to participate in our 401(k) Plan. The 401(k) Plan permits participants to make 401(k) contributions on a pretax basis. All employees of UPFC and its subsidiaries who are at least age 21 are eligible to participate in the 401(k) Plan on the first day of the month following the completion of six months of service. Participants can contribute up to 15% of their pretax compensation to the 401(k) Plan annually, subject to certain legal limitations. The 401(k) Plan also provides that UPFC and its subsidiaries will make a matching contribution on behalf of each eligible participant equal to 50% of the 401(k) contributions made by such participants, up to 6% of their individual compensation.

     Through these various compensation programs, the Compensation Committee believes that we further our objectives of attracting, retaining and motivating the best qualified executive officers and employees, and ultimately will serve to increase our profitability and maximize shareholder value.

                                           COMPENSATION COMMITTEE
                                           Luis Maizel, Chairman
                                           Mitchell G. Lynn
                                           Ron Duncanson

                                Performance Graph

     The following graph compares, for the period from April 24, 1998 (the date of our initial public offering) through December 31, 2001, the yearly percentage change in our cumulative total return on our common stock with the cumulative total return of the NASDAQ - Total US, an index consisting of Nasdaq-listed U.S.-based companies and the NASDAQ Financial Index, an index consisting of Nasdaq-listed financial services companies. This graph assumes an initial investment of $100 and reinvestment of dividends. This graph is not necessarily indicative of future stock performance.

     The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

--------------------------------------------------------------------------------
                          United PanAm Financial Corp.
--------------------------------------------------------------------------------

                                    [GRAPH]

                                  Period Ending

Index                                              04/24/98     12/31/98     12/31/99     12/31/00     12/31/01
United PanAm Financial Corp.                         100.00        30.04        13.90         6.73        34.80
                                                ----------------------------------------------------------------
NASDAQ - Total US*                                   100.00       118.52       220.24       132.47       105.11
NASDAQ Financial Index*                              100.00        89.47        88.88        95.99       105.59

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

Proposal 1:  Elect Three Directors

     The Board has nominated three (3) persons for election as Class I directors at the Annual Meeting. If you elect them, the Class I directors will hold office until the Annual Meeting in 2004, or until election of their successors, or until they resign. Refer to director biographies set forth above.

     We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates. The Board has no reason to believe that its nominees would prove unable to serve if elected.

     The following sets forth the names of the three (3) persons nominated by the Board to serve as Class I directors:

                                Class I Nominees

                   Ron R. Duncanson          Mitchell G. Lynn
                   Lawrence J. Grill

   The Board recommends that you vote "FOR" the election of all three Class I
                             Nominees for director.

Proposal 2:  Approve Amendment to our Stock Incentive Plan

     We are seeking your approval of an amendment to the Stock Incentive Plan (the "Stock Incentive Plan"). The Stock Incentive Plan was approved by our shareholders in April 1998. The shareholders adopted an amendment to the Stock Incentive Plan on April 27, 1999 to increase the number of shares of common stock reserved for issuance. On June 19, 2001, the shareholders adopted another amendment to increase the number of shares of common stock reserved for issuance from 2,550,000 to 5,000,000 shares and to increase the number of stock options or stock appreciation rights which may be granted to any person during a calendar year. The primary reason for the increase was to allow for the conversion of the UACC Stock Plan to the UPFC Stock Incentive Plan, which totaled 1,884,029 shares. On February 21, 2002, the Board adopted another amendment to increase the number of shares of common stock reserved for issuance, subject to your approval at the Annual Meeting.

     We propose to amend the Stock Incentive Plan to increase the number of shares of common stock reserved for issuance under the Stock Incentive Plan from 5,000,000 to 7,000,000. As of April 19, 2002, of the 5,000,000 shares reserved for issuance under the Stock Incentive Plan, 287,759 are available for future grant. We believe that in order to attract, retain and motivate officers, employees and non-employee directors, the number of shares available for issuance must be increased.

     While we recognize the possible dilutive effect on the shareholders, we believe, on balance, the incentive that is provided by the opportunity to participate in the growth and earnings of UPFC through the granting of awards to acquire UPFC common stock is important to our success and, accordingly, will benefit UPFC and its shareholders. We believe it is in the best interests of our shareholders to approve this amendment to the Stock Incentive Plan. If the proposal is not approved by the shareholders, the Stock Incentive Plan will continue with 5,000,000 shares of common stock reserved for issuance there under.

     We have provided below the proposed amendment, which replaces Section 4(a) of the Stock Incentive Plan. In addition, we have summarized below certain key provisions of the Stock Incentive Plan and have also included, for your review, the full text of the amended Section 4(a) of the Stock Incentive Plan. If you approve this proposal, the additional awards available under the Stock Incentive Plan will be subject to the same terms and provisions that are currently in the Stock Incentive Plan. Amended Section 4(a) provides as follows:

     "At any time, the aggregate number of Common Shares issued and issuable pursuant to all Awards (including all Incentive Stock Options) granted under this Plan shall not exceed 7,000,000 subject to adjustment as provided in Section 7 hereof. In the case of stock options and stock appreciation rights, the maximum number of Common Shares with respect to which options or rights may be granted to any person during a calendar year shall be 1,000,000 shares."

Description of Stock Incentive Plan

     General. In 1994, our Board of Directors adopted a stock option plan and, on November 5, 1997, amended and restated this plan as the United PanAm Financial Corp. 1997 Employee Stock Incentive Plan. Under the Stock Incentive Plan, officers, directors, employees and consultants of UPFC are eligible to receive shares of common stock or other securities or benefits with a value derived from the value of the common stock.

     The purpose of the Stock Incentive Plan is to enable us to attract, retain and motivate officers, directors, employees and consultants by providing for or increasing their proprietary interest in UPFC and, in the case of non-employee directors, to attract such directors and further align their interests with those of our shareholders by providing for or increasing their proprietary interests in UPFC.

     The maximum number of shares of common stock that may be issued pursuant to awards granted under the Stock Incentive Plan currently is 5,000,000 (subject to adjustment to prevent dilution). If this proposal is approved, the number of shares of common stock reserved for issuance will be increased to 7,000,000.

     Administration. The Stock Incentive Plan is administered by a committee of two or more directors appointed by our Board of Directors (the "Committee"). The Committee has full and final authority to select the recipients of awards and to grant such awards. Subject to the provisions of the Stock Incentive Plan, the Committee has a wide degree of flexibility in determining the terms and conditions of awards and the number of shares to be issued pursuant thereto, including conditioning the receipt or vesting of awards upon the achievement by UPFC of specified performance criteria. The expenses of administering the Stock Incentive Plan are borne by us.

     Terms of Awards. The Stock Incentive Plan authorizes the Committee to enter into any type of arrangement with an eligible recipient that, by its terms, involves or might involve the issuance of common stock or any other security or benefit with a value derived from the value of the common stock. Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. An award may consist of one such security or benefit or two or more of them in tandem or in the alternative.

     An award granted under the Stock Incentive Plan may include a provision accelerating the receipt of benefits upon the occurrence of specified events, such as a change of control of UPFC or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of UPFC or other significant corporate transactions. The Committee may grant options that either are intended to be "incentive stock options" as defined under
Section 422 Internal Revenue Code of 1986, as amended (the "Code"), or are not intended to be incentive stock options ("non-qualified stock options"). Awards to consultants and non-employee directors may only be non-qualified stock options.

     An award may permit the recipient to pay all or part of the purchase price of the shares or other property issuable pursuant thereto by (a) delivering previously owned shares of capital stock of UPFC or other property or (b) reducing the amount of shares or other property otherwise issuable pursuant to the award. If an option permits the recipient to pay for the shares issuable pursuant thereto with previously owned shares, the recipient would be able to exercise the option in successive transactions, starting with a relatively small number of shares and, by a series of exercises using shares acquired from each such transaction to pay the purchase price of the shares acquired in the following transaction, to exercise an option for a large number of shares with no more investment than the original share or shares delivered. The exercise price is payable in cash by consultants and non-employee directors, although the Committee, at its discretion, may permit such payment by delivery of shares of common stock, or by delivery of broker instructions authorizing a loan secured by the shares acquired upon exercise or payment of proceeds from the sale of such shares.

     Subject to limitations imposed by law, the Board of Directors may amend or terminate the Stock Incentive Plan at any time and in any manner. However, no such amendment or termination may deprive the recipient of an award previously granted under the Stock Incentive Plan of any rights thereunder without his consent.

     Pursuant to Section 16(b) of the Exchange Act, our directors, certain officers and ten percent shareholders are generally liable to us for repayment of any "short-swing" profits realized from any non-exempt purchase and sale of common stock occurring within a six-month period. Rule 16b-3, promulgated under the Exchange Act, provides an exemption from Section 16(b) liability for certain transactions by an officer or director pursuant to an employee benefit plan that complies with such Rule. Specifically, the grant of an option under an employee benefit plan that complies with Rule 16b-3 will not be deemed a purchase of a security for purposes of Section 16(b). The Stock Incentive Plan is designed to comply with Rule 16b-3.

     Awards may not be granted under the Stock Incentive Plan after the tenth anniversary of the adoption of the Stock Incentive Plan. Although any award that was duly granted on or prior to such date may thereafter be exercised or settled in accordance with its terms, no shares of common stock may be issued pursuant to any award after the twentieth anniversary of the adoption of the Stock Incentive Plan.

     The business criteria on which performance goals are based under the Stock Incentive Plan will be determined on a case-by-case basis, except that with respect to stock options and stock appreciation rights compensation is based on increases in value of the common stock after the date of grant or award. Similarly, the maximum amount of compensation that could be paid to any participant or the formula used to calculate the amount of compensation to be paid to the participant if a performance goal is obtained will be determined on a case-by-case basis, except that in the case of stock options, maximum possible compensation will be calculated as the difference between the exercise price of the option and the fair market value of the common stock on the date of option exercise, times the maximum number of shares for which grants may be made to any participant.

     For grants or awards other than stock options or stock appreciation rights, it is not possible to determine the benefits or amounts that any participant will receive for the current year or any year in the future because (a) the Committee determines performance goals at the beginning of the performance period, and (b) the amount, if any, payable will depend upon the extent to which the executive satisfies such performance goals. If the Committee determines to issue awards under the Stock Incentive Plan (other than stock options or stock appreciation rights), the Committee will establish the appropriate performance goals for such awards and seek appropriate shareholder approval for such awards in accordance with any applicable requirements in the Treasury Regulations promulgated under Code Section 162(m).

     The table on page 16 sets forth the number of options our executive officers have received in 2001 under the Stock Incentive Plan. Collectively, all current executive officers have been granted 2,672,730 options at an average exercise price of $3.38. Our non-employee directors have been granted 410,000 options at an average exercise price of $5.30.

The following table sets forth information concerning aggregate options under all compensation plans approved by the shareholders



                      Equity Compensation Plan Information
                                December 31, 2001

                           Number of                                         Number of securities remaining
                        securities to be                                      available for future issuance
                          issued upon                                           under equity compensation
                          exercise of         Weighted average exercise        plans (excluding securities
                          outstanding            price of outstanding            reflected in column (a)
                       options, warrants        options, warrants and                      (c)
Plan Category            and rights (a)               rights (b)
     Equity
  compensation
 plans approved
  by security
    holders                3,628,991                    $3.53                            287,759


     Equity
  compensation
   plans not
  approved by
security holders                 --                       --                                 --


        Total             3,628,991                    $3.53                            287,759
                       ----------------       -------------------------      ------------------------------

                         Federal Income Tax Consequences

     It is not practicable at this time to attempt to describe the federal income tax consequences for all the types of grants and awards potentially issuable under the Stock Incentive Plan. The Stock Incentive Plan is very flexible in permitting utilization of a wide variety of compensation techniques. The federal income tax consequences to participants and to UPFC will vary depending upon the type of award. To date, the Committee has granted options and restricted stock under the Stock Incentive Plan and has not granted any stock appreciation rights. Accordingly, the following description (which is subject to the previous discussion of Code Section 162(m)) concerns solely federal income tax consequences applicable to options.

     The federal income tax consequences of issuing and exercising stock options under the Plan may be summarized as follows:

     Non-qualified Stock Options. The grant of a non-qualified stock option has no immediate federal income tax effect, the optionee will not recognize taxable income and UPFC will not receive a tax deduction at such time. When the optionee exercises the option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. In the case of employees, UPFC is required to withhold tax on the amount of income recognized. UPFC will receive a tax deduction equal to the amount of income recognized. The timing of such deduction is based upon the timing of the optionee's income inclusion. When the optionee sells common stock obtained from exercising a non-qualified stock option, any gain or loss will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held). Certain additional rules apply if the exercise price for an option is paid in shares previously owned by the optionee.

     Incentive Stock Options. Only employees may receive incentive stock options. When an employee is granted an incentive stock option, or when the employee exercises the option, the employee will generally not recognize taxable income (but may incur the alternative minimum tax upon exercise of the option) and UPFC will not receive a tax deduction. If the employee holds the shares of common stock for at least two years from the date of grant, and one year from the date of exercise, then any gain or loss upon a sale or exchange of the shares will be treated as long-term capital gain or loss. If, however, the shares are sold or exchanged before satisfaction of the required holding periods, the disposition will be deemed to be a "disqualifying disposition." The optionee would have taxable ordinary income at the time of the disposition equal to the lesser of the difference between the exercise price and the fair market value of the shares determined as of the date of exercise of the option or as of the date of the disqualifying disposition. UPFC may qualify for a corresponding deduction. Any additional gain on the disposition would be capital gain.

      The Board recommends that you vote "FOR" approval of the amendment to the Stock Incentive Plan.

Proposal 3: Ratify Selection of Independent Public Accountants for 2002

     The Board of Directors has appointed KPMG LLP ("KPMG") as our independent public accountants for the year ending December 31, 2002, and shareholders are being asked to ratify the appointment. The appointment was recommended by our Audit Committee. KPMG, our accountants for the year ended December 31, 2001, performed audit services for 2001 which included the examination of the consolidated financial statements and services related to filings with the SEC. All professional services rendered by KPMG during 2001 were furnished at customary rates and terms. Representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.


     The Board recommends that you vote "FOR" ratification of the selection of KPMG as Independent Public Accountants for 2002.

                                 OTHER BUSINESS


     We know of no other business, which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the enclosed proxy card to vote the shares represented thereby in accordance with their best judgment and in their discretion, and authority to do so is included in the proxy.

                     INFORMATION ABOUT SHAREHOLDER PROPOSALS

     Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. If you wish to submit a proposal to be included in our 2003 proxy statement, we must receive it, in a form which complies with the applicable securities laws, on or before January 15, 2002. In addition, in the event a shareholder proposal is not submitted to us prior to April 1, 2002, the proxy to be solicited by the Board of Directors for the 2003 Annual Meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgement and discretion if the proposal is presented at the 2003 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting. Please address your proposals to: United PanAm Financial Corp., 3990 Westerly Place, Suite 200, Newport Beach, California, 92660 Attn: Corporate Secretary.

                                        By order of the Board of Directors,


                                        /s/ Ray C. Thousand
                                        Ray C. Thousand
                                        President, Chief Operating
                                        Officer and Secretary

May 15, 2002

(Side 1 of Card)
                          UNITED PANAM FINANCIAL CORP.
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 25, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               The undersigned hereby appoints Guillermo Bron and Ray C. Thousand, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of United PanAm Financial Corp. to be held at United PanAm Financial Corp. on Tuesday, June 25, 2002 at 9:30 a.m., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

               1.   ELECTION OF DIRECTORS.

                    [_] FOR all nominees listed below (except as indicated to the contrary below).

                    [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

     Director nominees: Ron R. Duncanson, Lawrence J. Grill and Mitchell G.
     Lynn

               INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space below.

                    --------------------------------------------

               2.   APPROVAL OF AMENDMENT to the Stock Incentive Plan.

                    [_]  FOR

                    [_]  AGAINST

                    [_]  ABSTAIN

                    -------------------------------------------

               3. RATIFICATION OF APPOINTMENT OF KPMG LLP as independent public accountants of UPFC for the year ending December 31, 2002.

                    [_]  FOR

                    [_]  AGAINST

                    [_]  ABSTAIN

                    --------------------------------------------

               4. OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of UPFC or the Board of Directors at the meeting.

                      PLEASE SIGN AND DATE ON REVERSE SIDE

(Side 2 of Card)


                           PLEASE SIGN AND DATE BELOW

     The undersigned hereby ratifies and confirms all that the attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.

Dated: _________________, 2002


Signed: _______________________________________


Signed: _______________________________________

     Please date this proxy card and sign above exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" APPROVAL OF THE AMENDMENT TO THE STOCK INCENTIVE PLAN AND "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" APPROVAL OF THE AMENDMENT TO THE STOCK INCENTIVE PLAN AND "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

I (WE) WILL ____ WILL NOT ____ ATTEND THE MEETING IN PERSON.

                                       ii